EX-99.77Q1(a) - Exhibits; Copies of any material amendments to the registrants charter or by-laws
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Amendment No. 1 dated October 16, 2009 to the Amended and Restated
By-laws of Goldman Sachs Credit Strategies Fund dated March 12, 2009 is incorporated herein by reference to Exhibit (b)(2) to the Registrants Registration Statement on Form N-2 filed with the Securities and Exchange Commission on December 2, 2009 (Accession No. 0000950123-09-067658).